STEIN ROE ADVISOR TRUST
            Stein Roe Advisor Special Venture Fund

         Supplement to Prospectus Dated Feb. 2, 1998
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     Special Venture Portfolio emphasizes investments in
financially strong small- and medium-sized companies, based principally on appraisal of their management and stock valuations. The Adviser considers "small" companies to be those with market capitalizations of less than $1 billion and "medium-sized" companies to track the definition used by Lipper Analytical
Services, Inc. which is currently $1 to $5 billion. (See
Investment Policies.)

             This Supplement is Dated Aug. 24, 1998